UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2022

Commission File Number:  000-51823

AEI INCOME & GROWTH FUND 26 LLC
(Exact name of registrant as specified in its charter)

State of Delaware	41-2173048
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

30 East 7th Street, Suite 1300 St. Paul, Minnesota 55101	(651) 227-7333
(Address of principal executive offices)	(Registrant’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Securities registered pursuant to Section 12(g) of the Act:
Limited Partnership Units
(Title of class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 29, 2022, the Company sold a Zales store in Enid, Oklahoma to NLF ZJ Enid OK, an unrelated third party.  The Company received net cash proceeds of approximately $1,610,000 for the property, which resulted in a net gain of approximately $452,000.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable.

(b) Pro forma financial information – A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement.  The following narrative description is furnished in lieu of pro forma statements.  Assuming the Company had sold the property on January 1, 2021:

The Company’s Investments in Real Estate would have been reduced by $1,236,841 and its Current Assets (cash) would have increased by $1,610,117 and Members’ Equity would have increased by $373,276.

For the year ended December 31, 2021, Income from Operations would have decreased $52,474, representing a decrease in rental income of $116,160, a decrease in depreciation and amortization expense of $62,896 and a decrease in property management expenses of $790.

The net effect of these pro forma adjustments would have caused the Net Income to decrease from $441,656 to $389,182, which would have resulted in Net Income of $.15 per LLC Unit outstanding for the year ended December 31, 2021.

(c) Shell company transactions – Not Applicable.

(d) Exhibit 10.1 – Purchase and Sale Agreement dated March 2, 2022 between the Company and NLF ZJ Enid OK relating to the property at 4402 West Owen K Garriott Road, Enid, OK.

Exhibit 10.2 – First Amendment to Purchase and Sale Agreement dated March 31, 2022 between the Company and NLF ZJ Enid OK relating to the property at 4402 West Owen K Garriott Road, Enid, OK.

Exhibit 10.3 – Reinstatement and Second Amendment to Purchase and Sale Agreement dated March 31, 2022 between the Company and NLF ZJ Enid OK relating to the property at 4402 West Owen K Garriott Road, Enid, OK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEI Income & Growth Fund 26 LLC

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing Member

Date: May ___, 2022	By:
Keith E. Petersen
Chief Financial Officer